Exhibit 10.40

SMG

701 Market Street, 4th Floor

Philadelphia, PA 19106

Hyatt Corporation

c/o Global Hyatt Corporation

71 South Wacker Drive, 12th Floor

Chicago, Illinois 60606

Attention: General Counsel

June 14, 2007

VIA FEDEX AND TELECOPIER

Re:	Indemnification of Hyatt Corporation

Gentlemen:

Reference is made to that Indenture of Lease (the “Lease Agreement”), dated as October 15, 1979, by and between the County of Nassau and Hyatt Management Corporation of New York, Inc. (“HMC”). Pursuant to the terms of the Lease Agreement, Hyatt Corporation (“Hyatt”) guaranteed certain obligations of HMC. HMC’s successor subsequently assigned its rights and obligations under the Lease Agreement to SMG, a Pennsylvania general partnership (“SMG”). In connection with and as a condition to the acquisition of SMG by affiliates of American Capital, SMG has agreed to indemnify Hyatt for its obligations under the Lease Agreement, as set forth herein.

SMG hereby agrees to indemnify, defend and hold harmless Hyatt and its directors, officers, employees, affiliates, successors, permitted assigns, agents and representatives (collectively, the “Indemnitees”) from and against any and all demands, claims, actions, causes of action, costs, damages, deficiencies, taxes, penalties, fines or other losses or expenses, including all interest, penalties, reasonable attorneys’ fees and expenses, and amounts paid or incurred in connection with any action, demand, legal or arbitration proceeding, investigation or claim, including any amounts paid in settlement thereof (collectively, “Losses”), arising out of or in connection with Hyatt’s obligations under the Lease Agreement. SMG’s indemnification obligations to the Indemnitees shall be secured by (but not in any way limited by) a letter of credit in the amount of $750,000 and in the form attached hereto as Exhibit A (as renewed or replaced from time to time with a replacement letter of credit on substantially the same terms, the “Letter of Credit”). The Letter of Credit (i) shall be issued by Bank of America, N.A. on the date hereof, and (ii) shall remain outstanding as long as Hyatt has any obligations under the Lease Agreement. Upon expiration or termination of the Guaranty, Hyatt shall issue the Notice of Cancellation to the issuer of the Letter of Credit as provided therein and return the original Letter of Credit to SMG. ARAMARK will only draw on the Letter of Credit in accordance with the terms thereof.

SMG hereby agrees and covenants that it will not renew or otherwise extend the term of the Lease Agreement unless Hyatt would have no obligations whatsoever under the guaranty in the Lease Agreement accruing from and after the commencement date of such extension or renewal.

Very truly yours,

SMG

By:	SMG Holdings I, LLC, a general partner

By:	/s/ Harold Westley
Name:	Harold Westley
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO INDEMNITY LETTER

Exhibit A

Form of Letter of Credit

BANK OF AMERICA	-	CONFIDENTIAL

DATE: SEPTEMBER 4, 2007

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: 3089452

ISSUING BANK BANK OF AMERICA, N.A. 1000 W. TEMPLE STREET 7TH FLOOR, CA9-705-07-05 LOS ANGELES, CA 90012-1514

BENEFICIARY HYATT CORPORATION 71 SOUTH WALKER DRIVE, 12TH FLOOR CHICAGO, IL 60606	APPLICANT SMG A PENNSYLVANIA GENERAL PARTNERSHIP 701 MARKET STREET PHILADELPHIA, PA 19106

ATTN: SUSAN T. SMITH SENIOR VICE PRESIDENT AND GENERAL COUNSEL

AMOUNT

NOT EXCEEDING USD 750,000.00

NOT EXCEEDING SEVEN HUNDRED FIFTY THOUSAND AND 00/100’S US DOLLARS

EXPIRATION

JUNE 14, 2008 AT OUR COUNTERS

AT THE REQUEST AND FOR THE ACCOUNT OF OUR CUSTOMER, SMG A PENNSYLVANIA GENERAL PARTNERSHIP; THE APPLICANT, WE HEREBY ISSUE THIS IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR WHICH IS AVAILABLE BY PAYMENT AGAINST PRESENTATION OF YOUR DRAFTS DRAWN AT SIGHT ON BANK OF AMERICA, N.A. BEARING THE CLAUSE “DRAWN UNDER BANK OF AMERICA, N.A. IRREVOCABLE LETTER OF CREDIT NO. 3089452” ACCOMPANIED BY THE FOLLOWING DOCUMENT(S):

1.	THIS ORIGINAL LETTER OF CREDIT AND AMENDMENT(S), IF ANY.

2.	YOUR SIGNED CERTIFICATE STATING THAT:

“THE APPLICANT HAS BREACHED ITS OBLIGATIONS TO MAKE PAYMENTS TO US UNDER THAT CERTAIN INDEMNIFICATION LETTER. WE ARE DEMANDING PAYMENT OF U.S.                     .” OR

ORIGINAL

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“WE HAVE RECEIVED A NON-RENEWAL NOTICE FROM BANK AND HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT ON THE SAME TERMS AND CONDITIONS. WE ARE DEMANDING PAYMENT OF U.S.                     .”

WE ARE ADVISED BY THE APPLICANT THAT THIS LETTER OF CREDIT IS ISSUED IN CONNECTION WITH THAT CERTAIN LETTER OF INDEMNIFICATION FROM THE APPLICANT TO YOU, DATED JUNE 14, 2007.

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: 3089452

PARTIAL DRAWINGS AND MULTIPLE PRESENTATIONS ARE PERMITTED.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR A PERIOD OF ONE (1) YEAR FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST THIRTY (30) DAYS PRIOR TO ANY EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT WE ELECT NOW TO EXTEND THIS LETTER OF CREDIT.

WE HEREBY ENGAGE WITH YOU THAT DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED UPON PRESENTATION TO US AT 1000 WEST TEMPLE STREET, 7TH FLOOR, MAIL CODE: CA9-705-07-05, LOS ANGELES, CA 90012, ATTN: STANDBY LETTER OF CREDIT DEPARTMENT ON OR BEFORE THE EXPIRATION DATE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998, ICC PUBLICATION NO. 590.

IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CALL 213-481-7841.

AUTHORIZED SIGNATURE

THIS DOCUMENT CONSISTS OF 2 PAGE(S).

ORIGINAL

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